                   ANNUAL REPORT -- SEPTEMBER 16, 1996
                   -------------------------------------------------------------

DEAR SHAREHOLDER,

We are pleased to present you with the Annual Report for Managed High Yield Fund Inc. (the 'Fund') for the year ended July 31, 1996.

GENERAL MARKET OVERVIEW

During the 12 months ended July 31, 1996, the high yield market--which is your Fund's underlying holding--did well relative to other areas of the fixed income market. After exceptional performance during most of 1995, the first half of 1996 was difficult for fixed income investors. Accelerating economic growth, reflected in strong employment, retail sales and investment spending numbers, as well as a surprisingly robust housing sector, combined to sway market expectations from the Fed easing, to the Fed tightening. The change in sentiment was clearly reflected in the 30-year U.S. Treasury bond, the benchmark of bond market performance, as its yield increased from 5.95% on December 29, 1995, to 6.97% by July 31, 1996. When bond yields increase, bond prices decrease. Meanwhile, the Federal Reserve's Open Market Committee decided to keep monetary policy unchanged at the March, May and July 1996 meetings; the Fed's decision to do so suggested that officials did not foresee a recession or accelerating inflation.

In comparison, throughout the first six months of the fiscal year, the high yield market was relatively strong as cash inflows remained steady and new issue supply remained low. During the latter portion of the year, high yield securities, while not immune to the bond market volatility of recent months, were not as affected by fears of a possible Fed tightening. New issue supply was high and new issue demand was strong. Moreover, unlike earlier in the year, the number of issuer defaults was extremely low. All of these factors combined to result in a high yield market that was virtually the only area of the domestic fixed income market to turn in a positive performance.

PORTFOLIO REVIEW

The total return (the net asset value change with dividends reinvested) for the Fund for the year ended July 31, 1996 was 8.83% based on the Fund's net asset value and 12.16% based on the Fund's share price on the New York Stock Exchange. As of July 31, 1996, the Fund's net asset value per share was $13.25,

                   -------------------------------------------------------------
                    PORTFOLIO REVIEW

while its share price on the New York Stock Exchange was $12.50. During the year ended July 31, 1996, the Fund paid dividends from net investment income totalling $1.32 per share. We hope to maintain the Fund's current dividend for the remainder of 1996. Based on the dividend paid in July and the Fund's market price on July 31, 1996, the Fund's market yield was 10.08% annualized.

A breakdown of the Fund's credit quality and the Fund's top five sectors as of July 31, 1996 follows:

     CREDIT QUALITY                        TOP 5 SECTORS
     -------------------------             ------------------
     BB                         34.9%      Cable               12.0%
     B                          51.6       Media                9.8
     CCC                         1.2       Packaging            9.2
     Not Rated                   6.6       Communications       8.3
     Equity                      3.8       General Industrial   7.9
     Cash and cash equivalents   1.9

In the last six months, the Fund's credit quality composition remained virtually unchanged from the prior six-month period, a reflection of the portfolio's credit stability. Currently, we do not anticipate any major changes in the near future. The Fund's sector allocation, however, changed slightly over the course of the 12-month period. The Fund increased its presence in the cable sector, now the largest sector, constituting 12.0% of the Fund's net assets on July 31, 1996 versus 6.2% on July 31, 1995. The large increase reflects our optimism for the sector, where our focus is primarily on offshore cable companies. We currently see better value in overseas cable companies, including the United Kingdom's TeleWest PLC (1.8%). Domestically, we invest a small portion of the sector in Cablevision System (0.6%).

While the first half of the fiscal year saw an increase in the communications sector (11.9% of the Fund's net assets on January 31, 1996 versus 7.7% on July 31, 1995), we have gradually decreased the Fund's holdings in this sector over the last six months (8.3% of the Fund's net assets on July 31, 1996). However, we continue to view the sector positively given ongoing consolidation trends within the industry, and we anticipate that the passage of the Telecommunications Bill in February 1996--which effectively deregulated the industry--should continue to stimulate competition among communications companies. Examples

                   -------------------------------------------------------------
                    PORTFOLIO REVIEW

of companies that should benefit include GST Telecommunications Inc. (1.5%), a competitive local exchange carrier ('CLEC'), and People's Telecommunications Co. (1.2%), a payphone provider.

Going forward, we believe that many of the factors that contributed to the strength of the high yield market over the past six months will remain in place. We remain cautiously optimistic about the economy--the continuation of a positive economic environment should be beneficial for high yield issuers--and believe that we have positioned the Fund accordingly. We anticipate that over the next six months new issuance in the high yield market will remain high, demand strong and new issue default rates low. We expect to see a decrease in initial public offering activity, but an increase in merger acquisitions as the high yield market continues to benefit from the aggressive lending activities of a buoyant bank market.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo N. Alexander                      /s/ Thomas J. Libassi

MARGO N. ALEXANDER                          THOMAS J. LIBASSI
President,                                  Portfolio Manager,
Mitchell Hutchins Asset Management Inc.     Managed High Yield Fund Inc.

                                                    MANAGED HIGH YIELD FUND INC.

                      PORTFOLIO OF INVESTMENTS                                                                     JULY 31, 1996

                        PRINCIPAL
                         AMOUNT
                          (000)                                MATURITY DATES               INTEREST RATES              VALUE
---------------------------------------------------------   ---------------------   -------------------------------  -----------
CORPORATE BONDS-92.95%
AIRLINES-0.98%
  $   750  Airplane Pass Through Trust...................         03/15/19                      10.875%              $   781,875
      750# USAfrica Airways, Inc.++......................         05/31/99                     12.000(a)                       0
                                                                                                                     -----------
                                                                                                                         781,875
                                                                                                                     -----------
CABLE-10.27%
      575# Australis Media Ltd...........................         05/15/03                      14.000+                  322,000
    3,000  Diamond Cable.................................         12/15/05                      11.750+                1,785,000
    1,750  Echostar Satellite Broadcasting...............         03/15/04                      13.125+                1,085,000
    2,500  International CableTel Inc....................   04/15/05 to 02/01/06          11.500+ to 12.750+           1,462,500
    2,000  Kablemedia Holdings GMBH......................         08/01/06                      13.625+                1,040,000
    2,500  Telewest PLC..................................         10/01/07                      11.000+                1,462,500
    2,000  UIH Australia Pacific**.......................         05/15/06                      14.000+                1,050,000
                                                                                                                     -----------
                                                                                                                       8,207,000
                                                                                                                     -----------
CHEMICALS-0.96%
      750  Texas Petrochemical Corp......................         07/01/06                      11.125                   772,500
                                                                                                                     -----------
COMMUNICATIONS-7.91%
    2,000  Clearnet Communications Inc...................         12/15/05                      14.750+                1,200,000
    2,325  Comcast Cellular..............................         03/05/00                     7.264(1)                1,586,813
    1,720  GST Telecommunications Inc....................         12/15/05                      13.875+                  963,200
    1,000  IXC Communications Inc.**.....................         10/01/05                      12.500                 1,030,000
    1,000  People's Telecommunications Co................         07/15/02                      12.250                   975,000
      750  Shared Technologies**.........................         03/01/06                      12.250+                  562,500
                                                                                                                     -----------
                                                                                                                       6,317,513
                                                                                                                     -----------
CONSUMER MANUFACTURING-4.69%
    1,800  Apparel Ventures, Inc.........................         12/31/00                      12.250                 1,368,000
    1,000  Chattem Inc...................................         06/15/04                      12.750                 1,030,000
    1,750  Decorative Home Accents.......................         06/30/02                      13.000                 1,347,500
                                                                                                                     -----------
                                                                                                                       3,745,500
                                                                                                                     -----------

ENERGY-6.69%
    1,000  Crown Central Petroleum.......................         02/01/05                      10.875                 1,015,000
    2,500  Empire Gas Corp...............................         07/15/04                      12.875+                2,087,500
    1,000  Petroleos Mexicanos**.........................         12/01/23                       8.625                   750,000
    1,500  TransTexas Gas Corp...........................         06/15/02                      11.500                 1,492,500
                                                                                                                     -----------
                                                                                                                       5,345,000
                                                                                                                     -----------
ENTERTAINMENT-1.55%
      125  Cobb Theaters**...............................         03/01/03                      10.625                   126,875
    1,240  United Artists Theatre Circuit................         07/01/15                       9.300                 1,109,537
                                                                                                                     -----------
                                                                                                                       1,236,412
                                                                                                                     -----------

                                       4

                                                    MANAGED HIGH YIELD FUND INC.

                        PRINCIPAL
                         AMOUNT
                          (000)                                MATURITY DATES               INTEREST RATES              VALUE
---------------------------------------------------------   ---------------------   -------------------------------  -----------
CORPORATE BONDS-(CONTINUED)
FINANCIAL SERVICES-1.89%
 $  1,000  American Life Holding Co......................         09/15/04                      11.250%              $ 1,045,000
      500  Imperial Credit Industries....................         01/15/04                       9.750                   465,000
                                                                                                                     -----------
                                                                                                                       1,510,000
                                                                                                                     -----------
FOOD & BEVERAGE-7.79%
    1,000  American Rice Inc.............................         07/31/02                      13.000                   930,000
      750  Flagstar Corp.................................         12/01/02                      10.875                   656,250
    1,000  Fresh Delmonte Produce N.V....................         05/01/03                      10.000                   920,000
    5,000  Iowa Select Farms++...........................         02/15/04                      17.250+                2,706,000
    1,000  TLC Beatrice International....................         10/01/05                      11.500                 1,015,000
                                                                                                                     -----------
                                                                                                                       6,227,250
                                                                                                                     -----------
GAMING-3.35%
    1,000  Fitzgeralds Gaming Corp.......................         12/31/02                      13.000                   780,000
    1,659# Grand Palais Casino, Inc++....................         11/01/97                     18.250(a)                       0
    1,578  PRT Funding Inc...............................         04/15/04                      11.625                 1,451,760
    1,063  Sam Houston Race Park Ltd.....................         09/01/01                      11.000                   441,332
                                                                                                                     -----------
                                                                                                                       2,673,092
                                                                                                                     -----------
GENERAL INDUSTRIAL-7.94%
    1,000  Alpine Group..................................         07/15/03                      12.250                 1,020,000
    1,500  Avondale Mills**..............................         05/01/06                      10.250                 1,481,250
    1,000  Communications & Power........................         08/01/05                      12.000                 1,052,500
      500  Dominion Textile USA..........................         04/01/06                       9.250                   486,250
      500  Jordan Industries.............................         08/01/05                      11.750+                  362,500
    1,000  Poindexter JB Inc.............................         05/15/04                      12.500                   920,000
    1,000  Polysindo International Finance...............         06/15/06                      11.375                 1,025,000
                                                                                                                     -----------
                                                                                                                       6,347,500
                                                                                                                     -----------
HEALTHCARE-1.84%
    1,500  Mariner Health Group Inc......................         04/01/06                       9.500                 1,470,000
                                                                                                                     -----------
HOMEBUILDING-0.92%
      750  Ryland Group Inc..............................         07/01/06                      10.500                   733,125
                                                                                                                     -----------

MEDIA-9.61%
    1,500  Affiliated Newspapers.........................         07/01/06                      13.250+                1,095,000
    2,000  Grupo Televisa S.A.**.........................         05/15/08                      13.250+                1,075,000
      500  Hollinger International.......................         02/01/06                       9.250                   460,000
    1,500  InterAct Systems Inc..........................         08/01/03                      14.000+                1,005,000
    1,000  NeoData Services Inc..........................         05/01/03                      12.000+                  997,500
    1,250  Newsquest Capital PLC**.......................         05/01/06                      11.000                 1,256,250
    1,000  Pegasus Media.................................         07/01/05                      12.500                 1,070,000
      750  Sullivan Graphics.............................         08/01/05                      12.750                   721,050
                                                                                                                     -----------
                                                                                                                       7,679,800
                                                                                                                     -----------

                                       5

                                                    MANAGED HIGH YIELD FUND INC.

                        PRINCIPAL
                         AMOUNT
                          (000)                                MATURITY DATES               INTEREST RATES              VALUE
---------------------------------------------------------   ---------------------   -------------------------------  -----------
CORPORATE BONDS-(CONCLUDED)
METAL/MINING/STEEL-0.91%
  $   750  Weirton Steel Corp**..........................         07/01/04                      11.375%              $   727,500
                                                                                                                     -----------
PACKAGING-9.20%
    1,250  Doman Industries Ltd..........................         03/15/04                       8.750                 1,125,000
      500  Grupo Industrial Durango S.A..................         08/01/03                      12.625                   502,500
      750  Indah Kiat International......................         06/15/06                      12.500                   793,125
      750  Indah Kiat Paper & Pulp.......................         11/01/00                       8.875                   714,375
    1,500  Owens-Illinois Inc............................         12/01/03                      11.000                 1,616,250
    1,000  Quno Corp.....................................         05/15/05                       9.125                   970,000
    1,750  Tembec Finance Corp...........................         09/30/05                       9.875                 1,627,500
                                                                                                                     -----------
                                                                                                                       7,348,750
                                                                                                                     -----------
RETAIL-5.58%
    1,000  County Seat...................................         10/01/02                      12.000                   820,000
    1,500  Great American Cookie Inc.....................         01/15/01                      10.875                 1,192,500
    1,000  Michaels Stores Inc...........................         06/15/06                      10.875                   990,000
    1,500  Petro PSC Properties L.P......................         06/01/02                      12.500                 1,455,000
                                                                                                                     -----------
                                                                                                                       4,457,500
                                                                                                                     -----------
SUPERMARKETS & DRUGSTORES-1.78%
      803  Farm Fresh Holdings...........................         10/01/02                      14.250                   200,859
      500  Pantry Inc....................................         11/15/00                      12.000                   452,500
      750  Smiths Food & Drug............................         05/15/07                      11.250                   768,750
                                                                                                                     -----------
                                                                                                                       1,422,109
                                                                                                                     -----------
TRANSPORT NON-AIR-6.06%
    1,250  Alamo Rent A Car Inc..........................         01/31/06                      11.750                 1,300,000
    1,000  Collins & Aikman..............................         04/15/06                      11.500                 1,020,000
      500  Hayes Wheels International Inc................         07/15/06                      11.000                   508,750
      500  Stena Shipping................................         12/15/05                      10.500                   496,250
    1,500  Viking Star Shipping Inc......................         07/15/03                       9.625                 1,520,625
                                                                                                                     -----------
                                                                                                                       4,845,625
                                                                                                                     -----------

UTILITIES-3.03%
    1,000  Calpine Corp..................................         02/01/04                       9.250                   940,000
    1,000  Cleveland Electric............................         05/15/05                       9.500                   976,590
      500  Panda Funding Corp**..........................         08/20/12                      11.625                   502,500
                                                                                                                     -----------
                                                                                                                       2,419,090
                                                                                                                     -----------
Total Corporate Bonds (cost - $77,534,843)...............                                                             74,267,141
                                                                                                                     -----------

CONVERTIBLE BONDS-1.39%
CABLE-1.13%
    1,000  International CableTel Inc....................         06/15/08                       7.000                   900,000
                                                                                                                     -----------
COMMUNICATIONS-0.26%
      215  GST Telecommunications Inc....................         12/15/05                      13.875+                  210,700
                                                                                                                     -----------
Total Convertible Bonds (cost - $1,123,888)..............                                                              1,110,700
                                                                                                                     -----------

                                       6

                                                    MANAGED HIGH YIELD FUND INC.

NUMBER OF
 SHARES                                                                                                    VALUE
---------                                                                                               -----------
COMMON STOCK (A)-2.12%
COMMUNICATIONS-0.09%
    7,000  PageMart Nationwide Inc....................................................................  $    70,000
                                                                                                        -----------
GAMING-0.99%
   59,668  Casino America Inc.........................................................................      410,218
  105,643  Colorado Gaming & Entertainment Co.........................................................      316,929
      299  SHRP Equity Inc............................................................................       68,770
                                                                                                        -----------
                                                                                                            795,917
                                                                                                        -----------
TECHNOLOGY-1.04%
  122,676  Ampex Inc..................................................................................      828,063
                                                                                                        -----------
Total Common Stock (cost - $1,081,033)................................................................    1,693,980
                                                                                                        -----------
PREFERRED STOCK-0.62%
CABLE-0.62%
    5,212  Cablevision System Corp. (cost - $515,850).................................................      496,446
                                                                                                        -----------

NUMBER OF
WARRANTS
---------
WARRANTS (A)-1.04%
COMMUNICATIONS-0.08%
    6,900  PageMart Nationwide Inc....................................................................       63,825
                                                                                                        -----------
CONSUMER MANUFACTURING-0.47%
    2,000  AVI Holdings Inc...........................................................................       10,000
    2,000  Chattem Inc................................................................................       25,000
    1,750  Decorative Home Accents....................................................................       10,500
    3,000  Icon Health & Fitness......................................................................      327,000
                                                                                                        -----------
                                                                                                            372,500
                                                                                                        -----------
ENERGY-0.11%
    3,450  Empire Gas Corp............................................................................       15,525
   34,186  Transamerican Refining Corp................................................................       68,372
                                                                                                        -----------
                                                                                                             83,897
                                                                                                        -----------
FOOD & BEVERAGE-0.09%
   50,000  Iowa Select Farms++........................................................................       75,000
                                                                                                        -----------
GAMING-0.06%
   10,563  Casino America Inc.........................................................................       50,703
                                                                                                        -----------
HOMEBUILDING-0.01%
    7,900  Capital Pacific Holdings Inc...............................................................       11,850
                                                                                                        -----------
MEDIA-0.15%
    2,000  Affiliated Newspapers......................................................................       60,000
      100  Pegasus Media..............................................................................       60,000
                                                                                                        -----------
                                                                                                            120,000
                                                                                                        -----------

                                       7

                                                    MANAGED HIGH YIELD FUND INC.

 NUMBER
   OF
WARRANTS                                                                                                   VALUE
---------                                                                                               -----------
WARRANTS-(CONCLUDED)
RETAIL-0.07%
      270  Cookies USA Inc............................................................................  $     2,700
    1,500  Petro PSC Properties L.P...................................................................       54,000
                                                                                                        -----------
                                                                                                             56,700
                                                                                                        -----------
Total Warrants (cost - $689,574)......................................................................      834,475
                                                                                                        -----------

                               PRINCIPAL
                                AMOUNT
                                 (000)                                    MATURITY DATE    INTEREST RATE
-----------------------------------------------------------------------   -------------    -------------
REPURCHASE AGREEMENT-1.57%
 $  1,250  Repurchase Agreement dated 07/31/96, with Dresdner               08/01/96           5.600%        1,250,000
           Securities (USA) Inc., collateralized by $1,268,000 U.S.
           Treasury Notes, 4.375% due 11/15/96; proceeds: $1,250,194
           (cost - $1,250,000).........................................
                                                                                                           -----------
Total Investments (cost - $82,195,188) - 99.69%........................                                     79,652,742
Other assets in excess of liabilities - 0.31%..........................                                        251,334
                                                                                                           -----------
Net Assets - 100.00%...................................................                                    $79,904,076
                                                                                                           -----------
                                                                                                           -----------

------------------
  # Security represents a unit which is composed of the stated bond with attached warrants or common stock.

 ++ Illiquid securities represent 3.5% of portfolio assets. These securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors.

(a) Non-income producing securities

  + Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(1) Interest rate shown reflects yield to maturity at purchase date

                 See accompanying notes to financial statements

                                                    MANAGED HIGH YIELD FUND INC.

                      STATEMENT OF ASSETS AND LIABILITIES          JULY 31, 1996

ASSETS
Investments in securities, at value (cost - $82,195,188).........   $79,652,742
Interest receivable..............................................     1,254,815
Deferred organizational expenses.................................        70,489
Other assets.....................................................         9,691
                                                                    -----------
Total assets.....................................................    80,987,737
                                                                    -----------
LIABILITIES
Payable for investments purchased................................       999,885
Payable to investment adviser and administrator..................        60,948
Accrued expenses and other liabilities...........................        22,828
                                                                    -----------
Total liabilities................................................     1,083,661
                                                                    -----------
NET ASSETS
Common Stock - $0.001 par value; total authorized shares -
  100,000,000;
  6,031,667 shares issued and outstanding........................    90,475,005
Distributions in excess of net investment income.................          (828)
Accumulated net realized losses from investment transactions.....    (8,027,655)
Net unrealized depreciation of investments.......................    (2,542,446)
                                                                    -----------
Net assets applicable to shares outstanding......................   $79,904,076
                                                                    -----------
                                                                    -----------
Net asset value per share........................................        $13.25
                                                                    -----------
                                                                    -----------

                 See accompanying notes to financial statements

                                                    MANAGED HIGH YIELD FUND INC.

                      STATEMENT OF OPERATIONS   FOR THE YEAR ENDED JULY 31, 1996

INVESTMENT INCOME:
Interest and dividends...........................................   $8,750,022
                                                                    ----------
EXPENSES:
Investment advisory and administration...........................      720,500
Custody and accounting...........................................       69,120
Legal and audit..................................................       67,616
Reports and notices to shareholders..............................       57,936
Amortization of organizational expenses..........................       30,620
Transfer agency and service fees.................................       12,831
Directors' fees..................................................        6,000
Other expenses...................................................       16,275
                                                                    ----------
                                                                       980,898
                                                                    ----------
NET INVESTMENT INCOME............................................    7,769,124
                                                                    ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
Net realized gains from investment transactions..................    1,035,278
Net change in unrealized appreciation/depreciation of
  investments....................................................   (2,049,902)
                                                                    ----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES......   (1,014,624)
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $6,754,500
                                                                    ----------
                                                                    ----------

                 See accompanying notes to financial statements

                                                    MANAGED HIGH YIELD FUND INC.
        STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEARS ENDED
                                                              JULY 31,
                                                     --------------------------
                                                        1996           1995
                                                     -----------    -----------
FROM OPERATIONS:
    Net investment income.........................   $ 7,769,124    $ 8,422,750
    Net realized gains (losses) from investment
     transactions.................................     1,035,278     (5,669,521)
    Net change in unrealized
     appreciation/depreciation of investments.....    (2,049,902)     3,656,941
                                                     -----------    -----------
    Net increase in net assets resulting from
     operations...................................     6,754,500      6,410,170
                                                     -----------    -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income.........................    (7,931,642)    (8,323,701)
                                                     -----------    -----------
    Net decrease in net assets....................    (1,177,142)    (1,913,531)

NET ASSETS:
    Beginning of year.............................    81,081,218     82,994,749
                                                     -----------    -----------
    End of year (including undistributed net
     investment income of $171,020 at July 31,
     1995)........................................   $79,904,076    $81,081,218
                                                     -----------    -----------
                                                     -----------    -----------

                 See accompanying notes to financial statements

                           NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Managed High Yield Fund Inc. (the 'Fund') was incorporated in Maryland on June 11, 1993 and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments - Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber') and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board of directors determines that this does not represent fair value.

Repurchase Agreements - The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

Investment Transactions and Investment Income - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

The Fund's board of directors has approved an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at July 31, 1996 was substantially the same as the cost of securities for financial statement purposes.

At July 31, 1996, the components of net unrealized depreciation of investments were as follows:

Gross depreciation (investments having an excess of cost over
  value).........................................................   $(5,481,591)
Gross appreciation (investments having an excess of value over
  cost)..........................................................     2,939,145
                                                                    -----------
Net unrealized depreciation of investments.......................   $(2,542,446)
                                                                    -----------
                                                                    -----------

For the year ended July 31, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $103,802,935 and $104,712,442, respectively.

COMMON STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 6,031,667 common shares outstanding, 6,667 shares are owned by Mitchell Hutchins.

FEDERAL TAX STATUS

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

At July 31, 1996, the Fund had a net capital loss carryforward of $6,093,030. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by July 31, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

In accordance with U.S. Treasury regulations, the Fund has elected to defer $1,822,914 of net realized capital losses arising after October 31, 1995. Such losses are treated for tax purposes as arising on August 1, 1996.

                                                    MANAGED HIGH YIELD FUND INC.
                 FINANCIAL HIGHLIGHTS

Selected data for a share of stock outstanding throughout each period is presented below:

                                                           FOR THE YEARS
                                                               ENDED
                                                             JULY 31,            FOR THE PERIOD
                                                         -----------------      DECEMBER 7, 1993+
                                                          1996      1995      THROUGH JULY 31, 1994
                                                         -------   -------    ---------------------
Net asset value, beginning of period...................   $13.44    $13.76           $ 15.00
                                                         -------   -------          --------
Net investment income..................................     1.29      1.40              0.77
Net realized and unrealized losses from investment and
  foreign currency transactions........................    (0.16)    (0.34)            (1.25)
                                                         -------   -------          --------
Net increase (decrease) from
  investment operations................................     1.13      1.06             (0.48)
                                                         -------   -------          --------
Dividends from net investment income...................    (1.32)    (1.38)            (0.76)
                                                         -------   -------          --------
Net asset value, end of period.........................   $13.25    $13.44           $ 13.76
                                                         -------   -------          --------
                                                         -------   -------          --------
Per share market value, end of period..................   $12.50    $12.38           $ 12.38
                                                         -------   -------          --------
                                                         -------   -------          --------
Total investment return:
   On net asset value(1)...............................     8.83%     9.27%            (3.00)%
                                                         -------   -------          --------
                                                         -------   -------          --------
   On market value(2)..................................    12.16%    11.87%           (12.76)%
                                                         -------   -------          --------
                                                         -------   -------          --------
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)...........  $79,904   $81,081           $82,995
   Ratio of expenses to average net assets.............     1.25%     1.21%             1.17%*
   Ratio of net investment income
     to average net assets.............................     9.87%    10.68%              8.27%*
   Portfolio turnover rate.............................      135%      103%                85%

------------------
+   Commencement of operations

*   Annualized

(1) Total investment return on net asset value is calculated assuming a purchase of stock at net asset value on the first day of each period reported and a sale at net asset value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan (the 'Plan'). Total investment return on net asset value has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.

(2) Total investment return on market value is calculated assuming a purchase of stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Plan. Total investment return on market value has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.

                                                    MANAGED HIGH YIELD FUND INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Managed High Yield Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Managed High Yield Fund Inc. as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at July 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Fund Inc. at July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP
New York, New York
September 11, 1996

                                                    MANAGED HIGH YIELD FUND INC.
TAX INFORMATION

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (July 31, 1996) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. Of these distributions, 0.08% qualifies for the dividends received deduction available to corporate shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1996. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                                                    MANAGED HIGH YIELD FUND INC.
GENERAL INFORMATION

THE FUND

Managed High Yield Fund Inc. (the 'Fund') is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ('NYSE'). The investment objective of the Fund is to achieve a high level of current income consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $43 billion in assets under management as of August 31, 1996.

SHAREHOLDER INFORMATION

The NYSE ticker symbol for Managed High Yield Fund Inc. is 'PHT.' Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as numerous other newspapers.

A Special Meeting of Shareholders of the Fund was held on April 11, 1996. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer and John R. Torell III were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified.

PROPOSAL 1

To vote for or against the election of the Board of Directors:

                              SHARES            SHARES
                             VOTED FOR    WITHHOLD AUTHORITY
                             ---------    ------------------
Margo N. Alexander........   3,163,018          139,956
Richard Q. Armstrong......   3,165,570          137,404
E. Garrett Bewkes, Jr.....   3,165,564          137,410
Richard R. Burt...........   3,164,340          138,634
Mary C. Farrell...........   3,165,250          137,724
Meyer Feldberg............   3,165,211          137,763
George W. Gowen...........   3,162,119          140,855
Frederic V. Malek.........   3,159,189          143,785
Carl W. Schafer...........   3,164,870          138,104
John R. Torell III........   3,164,841          138,133

                                       18

                                                    MANAGED HIGH YIELD FUND INC.
PROPOSAL 2

To vote for or against the following changes to the Fund's fundamental investment restrictions and policies:

                                       SHARES      SHARES     SHARES      BROKER
                                      VOTED FOR    AGAINST    ABSTAIN    NON-VOTES
                                      ---------    -------    -------    ---------
Modification of fundamental
  restriction on portfolio
  diversification:.................   2,328,083     45,634    159,257     770,000
Modification of fundamental
  restriction on concentration:....   2,326,573     47,533    158,868     770,000
Modification of fundamental
  restriction on senior securities
  and borrowing:...................   2,327,730     45,620    159,624     770,000
Modification of fundamental
  restriction on making loans:.....   2,321,525     47,413    164,036     770,000
Modification of fundamental
  restriction on underwriting
  securities:......................   2,334,450     46,711    151,813     770,000
Modification of fundamental
  restriction on real estate
  investments:.....................   2,331,734     43,481    157,759     770,000
Modification of fundamental
  restriction on investing in
  commodities:.....................   2,316,028     58,399    158,547     770,000
Elimination of fundamental
  restriction on pledging portfolio
  securities:......................   2,307,357     60,401    165,216     770,000
Elimination of fundamental
  restriction on margin
  transactions:....................   2,301,912     61,005    170,057     770,000
Elimination of fundamental
  restriction on short sales:......   2,306,062     66,489    160,423     770,000
Elimination of fundamental
  restriction on investments in
  oil, gas and mineral leases and
  programs:........................   2,321,676     54,993    156,306     770,000

                                       19

                                                    MANAGED HIGH YIELD FUND INC.
DISTRIBUTION POLICY

The Fund's board of directors has established a Dividend Reinvestment Plan (the 'Plan') under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The Fund will not issue any new shares of common stock in connection with the Plan.

BOARD OF DIRECTORS

E. Garrett Bewkes, Jr., Chairman
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
John R. Torell III


PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Julian F. Sluyters
Vice President and Treasurer


INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                  PaineWebber
                   (Copyright) 1996 PaineWebber Incorporated
                                  Member SIPC

                             --------------------

                                MANAGED HIGH
                                YIELD FUND INC.

                                ANNUAL REPORT

                                JULY 31, 1996